Exhibit 99.1

CONFORMED COPY

DIRECTOR APPOINTMENT AGREEMENT

This Director Appointment Agreement, dated as of October 17, 2012 (this “Agreement”), is by and among Kensico Capital Management Corp. and the investment funds it advises (collectively, “Kensico Capital Management”) and WebMD Health Corp., a Delaware corporation (the “Company”).

WHEREAS, Thomas J. Coleman is the Co-President of Kensico Capital Management, which owns an aggregate of 5,689,488 shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”);

WHEREAS, the board of directors of the Company (the “Board”) has invited Mr. Coleman to join the Board as a director of the Company, effective as promptly as practicable after the date hereof; and

WHEREAS, the parties hereto desire to memorialize certain arrangements between Kensico Capital Management and Mr. Coleman to permit Mr. Coleman to effectively participate as a director of the Company, while continuing to fulfill his obligations to Kensico Capital Management.

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Board Representation. The Company agrees (i) to increase the size of Board from twelve (12) to thirteen (13) members, and (ii) to appoint Thomas J. Coleman as a Class II director on the Board (with a term expiring at the 2013 annual meeting of stockholders), effective as promptly as practicable after the date hereof. The Company agrees that it shall provide Kensico Capital Management written notice at least 20 days prior to the expiration of the period specified for the timely delivery of stockholder notices in Section 1.12(A) of the Amended and Restated By-laws of the Company if Thomas J. Coleman will not be renominated as a director by the Company at the 2013 annual meeting of stockholders.

2.	Actions by Kensico Capital Management.

(a)	So long as the Company is not in breach of any of its obligations set forth in this Agreement (which breach has not been cured within two (2) days’ written notice from Kensico Capital Management), from and after the date hereof through the date that Thomas J. Coleman is no longer a director of the Company, Kensico Capital Management shall not, directly or indirectly, and shall cause its Affiliates (as such term is defined below) not to, directly or indirectly (except as otherwise contemplated by this Agreement, required by applicable law or, with respect to any board duties or actions, those actions taken by Thomas J. Coleman acting in his capacity as a director):

(i) solicit proxies or written consents of stockholders, or conduct any other type of referendum (binding or non-binding) with respect to the Voting Securities (as defined below), or from the holders of the Voting Securities, or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in or assist any third party in any “solicitation” of any proxy, consent or other authority (as such terms are defined under the Exchange Act) to vote any shares of the Voting Securities,

(ii) actively encourage, advise or influence any other person or actively assist any third party in so encouraging, assisting or influencing any person with respect to the giving or withholding of any proxy, consent or other authority to vote or in conducting any other type of referendum with respect to the Company or the Voting Securities,

(iii) form or join in a partnership, limited partnership, syndicate or other group (other than any such group comprised solely of Kensico Capital Management), including without limitation a group as defined under Section 13(d) of the Exchange Act, with respect to the Voting Securities, or otherwise support or participate in any effort by a third party with respect to the matters set forth in clause (i) above,

(iv) present any proposal (whether pursuant to Rule 14a-8 under the Exchange Act or otherwise) for consideration for action by stockholders, make a request for a list of the Company’s stockholders, propose any nominee for election to the Board, or seek to place a representative on the Board or seek the removal of any director from the Board,

(v) grant any proxy, consent or other authority to vote with respect to any matters or deposit any of the Voting Securities held by Kensico Capital Management or its Affiliates in a voting trust or subject them to a voting agreement or other arrangement of similar effect,

(vi) make any request under Section 220 of the Delaware General Corporation Law,

(vii) threaten, file or otherwise commence or cause to be threatened, filed or otherwise commenced, any complaint, litigation, claim, action, suit, or similar proceeding (collectively, a “Legal Proceeding”) against the Company or its Affiliates, directors, officer or employees (except solely in connection with enforcing its rights hereunder),

(viii) make any public statement or statement reasonably likely to be made public regarding the Company or its Affiliates, officers, directors, employees or businesses unless approved in writing in advance by the Company,

(ix) effect, seek to effect, or in any way assist or facilitate any other person in effecting or seeking to effect (i) any tender offer or exchange offer to acquire securities of the Company, any acquisition of any material assets or business of the Company or any of its subsidiaries, or any merger, acquisition, share exchange or other business combination involving the Company or any of its subsidiaries, or (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries or any material portion of its or their businesses,

(x) (i) request in writing any waiver, or consent under, or any amendment of, any provision of this Agreement, or (ii) file or commence any Legal Proceeding to contest the validity of this Section 2 or to seek a release from the restrictions contained in this Section 2, or

(xi) enter into any negotiations, agreements or understandings with any person designed to accomplish the foregoing or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

As used in this Agreement: (A) the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act, (B) the terms “person” or “persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature (C) the term “Voting Securities” shall mean the Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for Common Stock or other securities, whether or not subject to the passage of time or other contingencies and (D) the terms “beneficial owner” and “beneficially own” shall have the meanings as set forth in Rule 13d-3 promulgated under the Exchange Act.

(b)	In the event that, at any time from the date hereof until the date of the 2013 annual meeting of stockholders, Kensico Capital Management shall beneficially own less than 5% of the total number of shares of Common Stock then outstanding, upon the written request of the Company, Thomas J. Coleman shall, and without any further action on his part shall be deemed to, and Kensico Capital Management shall cause him to, immediately resign from the Board.

3.

Confidentiality Agreement. Kensico Capital Management hereby agrees that Thomas J. Coleman will refrain from communicating to anyone (whether to any company in which Kensico Capital Management have an investment or otherwise), by any means, any confidential information Thomas J. Coleman learns in his capacity as a director of the Company without prior written consent. Notwithstanding the foregoing, Thomas J. Coleman may communicate such information to Kensico Capital Management and its members, officers, managers, directors, employees, and other authorized representatives, including outside legal counsels (collectively, “Kensico Representatives”), if and only to the extent that such Kensico Representatives have a reasonable need to know such confidential information; provided, further, that Kensico Capital Management (i) shall inform such Kensico Representatives of the confidential nature of any such information and (ii) shall, except as required by applicable law, cause such persons to refrain from communicating such information to anyone (whether to any company in which Kensico Capital Management has an investment or otherwise), by any means, or otherwise use the information in any way other than to evaluate Kensico Capital Management’s investment in the Company. Kensico Capital Management agrees to undertake reasonable precautions to safeguard and protect the confidentiality of any such information, to accept responsibility for any breach of this Section 3 by Kensico Capital Management or any of the Kensico Representatives, and, at its sole expense, to take all reasonable measures to restrain such Kensico Representatives from prohibited or unauthorized disclosure or uses of any such information. Notwithstanding anything herein to the contrary, Thomas J. Coleman will not communicate any confidential information to any Representatives if the Company informs him that it believes the withholding of such information is necessary to preserve the Company’s attorney-client privilege and/or to protect highly sensitive information of the Company. The Company (x) acknowledges that as part of Kensico Capital Management’s business, Kensico Capital Management may analyze and invest in securities, instruments, businesses and assets of companies in the same or similar line of business as the Company and that review of confidential information by personnel of Kensico Capital Management will inevitably enhance their knowledge and understanding of the industries in which the Company operates in a way that cannot be separated from their other knowledge and (y) further agrees that, without limiting Kensico Capital Management’s obligations under this Agreement, this Agreement shall not restrict Kensico Capital Management’s use of such enhanced knowledge and understanding for its own internal purposes, including the purchase, sale, consideration of, and decisions related to other investments.

4.	Representations and Warranties of All Parties. Each of the parties represents and warrants to the other party that:

(a)	Such party has all requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(b)	This Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such party, enforceable against such party in accordance with its terms; and

(c)	This Agreement will not result in a violation of any terms or conditions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party.

5.	Representations and Warranties of Kensico Capital Management. Kensico Capital Management represents and warrants that, as of the date of this Agreement, (i) it beneficially owns and/or have an economic exposure to, including without limitation, through derivative transactions, an aggregate of 5,689,488 shares of Common Stock, (ii) except for such ownership or exposure, neither Kensico Capital Management nor any of its Affiliates, has any other direct or indirect beneficial ownership of, and/or economic exposure to, any Voting Securities (or rights or options to own or acquire any Voting Securities, including, without limitation, through any derivative transaction), and (iii) Kensico Capital Management’s entry into this Agreement does not require approval by any owners or holders of any equity interest in Kensico Capital Management (except as has already been obtained).

6.

Miscellaneous. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to at law or equity, the other party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (e) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such parties’ principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

7.	No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

8.	Entire Agreement. This Agreement and the Confidentiality Agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof and this Agreement may be amended only by an agreement in writing executed by the parties hereto.

9.	Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy and email is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

If to the Company:	WebMD Health Corp. 111 Eighth Avenue New York, New York 10011 Attention: General Counsel Facsimile: (212) 624-3773 Email: dwamsley@webmd.net

With a copy to (which shall not constitute notice):

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

Attention: Creighton O’M Condon, Esq.

                 Scott Petepiece, Esq.

Facsimile: (212) 848-7179

Email: ccondon@shearman.com

            spetepiece@shearman.com

If to Kensico Capital Management:

Kensico Capital Management

55 Railroad Avenue

2nd Floor Greenwich, Connecticut 06830

Attention: Israel Friedman

Facsimile: (203) 862-5801

Email: ifriedman@kensicocapital.com

            regulatory@kensicocapital.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Stephen Fraidin

                 Richard M. Brand

Facsimile: (212) 446-4900

Email: sfraidin@kirkland.com

            richard.brand@kirkland.com

10.	Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

11.	Counterparts. This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

12.	Successors and Assigns. This Agreement shall not be assignable by any of the parties to this Agreement. This Agreement, however, shall be binding on successors of the parties hereto.

13.	No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons.

14.	Fees and Expenses. Neither the Company, on the one hand, nor Kensico Capital Management, on the other hand, will be responsible for any fees or expenses of the other in connection with this Agreement.

15.	Term. This Agreement shall immediately and automatically terminate in its entirety and no party hereunder shall have any further rights or obligations under this Agreement upon Thomas J. Coleman ceasing to be a member of the Board; provided, however, that (i) no party shall be released from any breach of this Agreement that occurred prior to the termination of this Agreement, and (ii) the terms of Section 3 of this Agreement shall survive the termination of this Agreement for a period of two years from the date on which Thomas J. Coleman ceases to be a director of the Company, except with respect to confidential information constituting a trade secret of the Company under 18 U.S.C. § 1839(3), which shall be maintained in accordance with Section 3 for so long as such information continues to constitute a trade secret thereunder.

16.	Interpretation and Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

WEBMD HEALTH CORP.

By:	/s/ Douglas W. Wamsley
	Name:	Douglas W. Wamsley
	Title:	Executive Vice President

KENSICO CAPITAL MANAGEMENT CORP.

By:	/s/ Israel Friedman
	Name:	Israel Friedman
	Title:	General Counsel